	Household Home Equity Loan Trust 2002-1

	Distribution Number		27
	Beginning Date of Collection Period		01-May-04
	End Date of Collection Period		31-May-04
	Distribution Date		21-Jun-04
	Previous Distribution Date		20-May-04

	Funds Disbursement
	Available Funds for Distribution and Skip-A-Pay / Collected Funds
	Available Distribution Amount		20,428,372.34
	Principal Collections		18,223,161.26
	Interest Collections (net of servicing fee)		2,205,211.08
	Collections of Interest (net of servicing fee and principal recoveries)
	Servicing fee		163,147.20
	Principal recoveries		2,700.00
	Skip-A-Pay Advance		0.00
	Skip-A-Pay Reimbursement Amount		0.00

	Disbursements		20,591,519.54
	Interest Paid to Certificates		270,410.61
	Principal Paid to Certificates		18,532,159.56
	Equity Certificate		1,625,802.17
	Servicing Fee		163,147.20

	Pool Balance
	Begin Principal Balance		391,553,271.98
	Principal Collections (including repurchases)		18,223,161.26
	Additional Principal Reduction Amount		308,998.30
	End Principal Balance		373,021,112.42

	Collateral Performance
	Cash Yield (% of beginning balance)		7.25%
	Charge off Rate (net of principal recoveries; % of beginning balance)
	Net Yield		6.31%

	Delinquent Loans
	30-59 days principal balance of loans		13,597,706.37
	30-59 days number of loans		153
	60-89 days principal balance of loans		3,099,730.16
	60-89 days number of loans		34
	90+ days principal balance of loans		19,242,050.64
	90+ days number of loans		208

	Home Equity Loan Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period
	Number of loans purchased or substituted pursuant to 2.04 during the period
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period
	Number of loans purchased or substituted pursuant to 3.01 during the period
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period
	Substitution Adjustment Amounts		-
	Number outstanding beginning of period		4,763
	Number outstanding end of period		4,578
	Principal balance of REO as of the end of the collection period
	Number of loans that went into REO during the collection period
	Principal balance of loans that went into REO during the collection period

	Overcollateralization
	Begin OC Amount		191,413,823.01
	OC Release Amount		0.00
	Extra Principal Distribution		-
	End OC Amount		191,413,823.01

	Target OC Amount		191,413,823.01
	Interim OC Amount		191,413,823.01
	Interim OC Deficiency		-

	Monthly Excess Cashflow		1,625,802.17
	Principal Distribution Amount		18,223,161.26
	Principal Collections		18,223,161.26
	OC Release Amount		-

	Other
	Stepdown	No	No
	Trigger Event	No	No
	Event of Default	No	No
	Total Certificate Principal Balance as Percent of Total Original Certificate Balance

	Interest Calculations
	1 month LIBOR		1.10000%
	Class A Formula Rate (1-mo. Libor plus 37bps)		1.47000%
	Class A Pass-Through Rate		1.47000%
	Class M Formula Rate (1-mo. Libor plus 82bps)		1.92000%
	Class M Pass-Through Rate		1.92000%
	Available Funds Cap		9.33853%

	Class A Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000		18.545774
	2. Principal Distribution per $1,000		18.287708
	3. Interest Distribution per $1,000		0.258066

	B. Calculation of Class A Interest Due & Paid
	1. Class A Pass-Through Rate		1.47000%
	2. Days in Accrual Period		32

	3. Class A Interest Due		232,458.35
	4. Class A Interest Paid		232,458.35
	5. Class A Supplemental Interest Amount Paid		0.00

	6. Class A Unpaid Interest Carry Forward Amount, EOP
	7. Class A Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class A Principal Due & Paid
	1. Class A Certificate Principal Balance, BOP		177,901,798.28
	2. Class A Principal Due		16,473,036.82
	3. Class A Principal Paid		16,473,036.82
	4. Class A Principal Carry Forward Amount Paid		0.00
	5. Class A unpaid Principal Carry Forward Amount
	6. Class A Certificate Principal Balance, EOP		161,428,761.46

	7. Class A Certificate Principal Balance as a % of the Original Class A Certificate Principal Balance, EOP
	8. Class A Certificate Principal Balance as a % of the Pool Balance, EOP

	Class M Certificateholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000		18.624774
	2. Principal Distribution per $1,000		18.287708
	3. Interest Distribution per $1,000		0.337066

	B. Calculation of Class M Interest Due & Paid
	1. Class M Pass-Through Rate		1.92000%
	2. Days in Accrual Period		32

	3. Class M Interest Due		37,952.26
	4. Class M Interest Paid		37,952.26
	5. Class M Supplemental Interest Amount Paid		0.00

	6. Class M Unpaid Interest Carry Forward Amount, EOP
	7. Class M Unpaid Supplemental Interest Amount, EOP

	C. Calculation of Class M Principal Due & Paid
	1. Class M Certificate Principal Balance, BOP		22,237,650.69
	2. Class M Principal Due		2,059,122.74
	3. Class M Principal Paid		2,059,122.74
	4. Class M Principal Carry Forward Amount Paid		0.00
	5. Class M Unpaid Principal Carry Forward Amount
	6. Class M Certificate Principal Balance, EOP		20,178,527.95

	7. Class M Certificate Principal Balance as a % of the Original Class M Certificate Principal Balance, EOP
	8. Class M Certificate Principal Balance as a % of the Pool Balance, EOP

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Servicer ( the "Master Servicer" ), pursuant to a Pooling and Servicing
Agreement dated as of March 15, 2002 (the "Pooling and Servicing Agreement"),
by and among HFC Revolving Corporation, as Depositor, the Master Servicer, and
JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee, does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on June 21, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 18th day of June, 2004.

HOUSEHOLD FINANCE CORPORATION
as Servicer

By: /s/ Steven H. Smith
Title: Servicing Officer